SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934.
       Date of Report (Date of earliest event reported) May 24, 1996
                       The Ziegler Companies, Inc.
          (Exact name of registrant as specified in its charter)
        Wisconsin                     1-10854                39-114883
(State or other juris-              (Commission          (IRS Employer
diction of incorporation)           File Number)         Identification No.)
215 North Main Street, West Bend, Wisconsin                 53095
 (Address of principal executive offices)                 (Zip Code)
     Registrant's telephone number, including area code (414) 334-5521
                              Not Applicable
       (Former name or former address, if changed since last report)
                      Index to Exhibits is on Page 3
Item 5.     Other Information
            (a) Terms Agreement Relating to Ziegler Collateralized Securities, Inc. Series 7 Collateralized Bonds Guaranteed by the Registrant. Ziegler Collateralized Securities, Inc., a Wisconsin corporation ("ZCSI") and the issuer of collateralized bonds in series ("Collateralized Bonds") pursuant to a Form S-3 Registration Statement (Reg. No. 33-42723) filed with the Securities and Exchange Commission on November 19, 1991, as amended (the "Registration Statement"), and the Registrant, as guarantor of the Collateralized Bonds have entered into a Terms Agreement with B.C. Ziegler and Company in connection with the offering of Collateralized Bonds Series 7 (the "Series 7 Bonds"). The Terms Agreement is an appendix to the Underwriting Agreement, dated as of December 1, 1991, among ZCSI, the Registrant and B.C. Ziegler and Company and is filed herewith as Exhibit (1.1).
            (b) Ninth Supplemental Indenture. ZCSI and the Registrant have entered into an Eighth Supplemental Indenture with M&I First National Bank of West Bend, Wisconsin, as Trustee, in connection with the offering of the Series 7 Bonds in the form filed herewith as Exhibit (4.1).
Item 7.     Information and Exhibits
            (c)   Exhibits
            (1.1) Terms Agreement (Series 7) dated as of
                  May 24, 1996 among the Registrant, ZCSI
                  and B.C. Ziegler and Company.
            (4.1) Ninth Supplemental Indenture, dated as
                  of May 1, 1996 among the Registrant,
                  ZCSI and M&I First National Bank, West
                  Bend, Wisconsin, as trustee.
            The above exhibits are filed in connection with the offering of Collateralized Bonds Series 7. The reports of the Registrant filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated into the Registration Statement by reference. ZCSI is exempt from the periodic filing requirements of the Exchange Act pursuant to Section 12(h) thereof.
                                SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
            Dated:  June 1, 1996.
                                    THE ZIEGLER COMPANIES, INC.
                                    ("Registrant")
                                    By: /s/ Peter D. Ziegler
                                        Peter D. Ziegler, President
                               Exhibit Index

Exhibit                                                              Page
(1.1)    Terms Agreement (Series 7) dated as of May 24 1996
         among the Registrant, ZCSI and B.C. Ziegler and Company.      4
(4.1)    Eighth Supplemental Indenture, dated as of May 1, 1996
         among the Registrant, ZCSI and M&I First National Bank,
         West Bend, Wisconsin, as trustee.                             6

                           COLLATERALIZED BONDS
                                    OF
                  ZIEGLER COLLATERALIZED SECURITIES, INC.
                              TERMS AGREEMENT
                            Dated: May 24, 1996
To:   Ziegler Collateralized Securities, Inc.
Re:   Underwriting Agreement dated December 1, 1991, as amended ("Agreement")
Series Designation:  Series 7
Terms of the Bonds and Underwriting Compensation:

                       Original                            Price
      Stated           Principal         Interest         Public
     Maturity           Amount             Rate             (1)
May 1, 1997            $910,000            6.00%         $910,000
November 1, 1997       $640,000            6.25%         $640,000
May 1, 1998            $635,000            6.25%         $635,000
November 1, 1998       $570,000            6.50%         $570,000
May 1, 1999            $570,000            6.50%         $570,000
November 1, 1999       $600,000            6.75%         $600,000
May 1, 2000            $600,000            7.00%         $600,000
November 1, 2000       $475,000            7.00%         $475,000

Collateral:                The Pooled Assets as described in Appendix A
                           hereto.
Interest Payment Date:     November 1 and May 1, commencing November 1, 1996.
Purchase Price:            The purchase price payable by the Underwriter for
                           the Bonds covered by this Agreement will be
                           97.50% of the principal amount to be issued
                           ("Purchase Price").
Rating:                    The Bonds will be rated BBB by Duff & Phelps, Inc.
Closing Date and Location: May 31, 1996 ("Closing Date") at the Offices of
                           M&I First National Bank, West Bend, Wisconsin.
      (1) Plus accrued interest from May 1, 1996.
            The Appendix hereto is incorporated herein by reference and made a part hereof.
                                       B. C. ZIEGLER AND COMPANY
                                       By:/s/ Peter D. Ziegler
                                          Peter D. Ziegler, President
Accepted:
ZIEGLER COLLATERALIZED SECURITIES, INC.
By: /s/ Lynn R. Van Horn
    Lynn R. Van Horn, President
THE ZIEGLER COMPANIES, INC.
By: /s/ Peter D. Ziegler
    Peter D. Ziegler, President
                 ZIEGLER COLLATERALIZED SECURITIES, INC.,
                                  Issuer
                                    and
                         M&I FIRST NATIONAL BANK,
                                  Trustee
                       NINTH SUPPLEMENTAL INDENTURE
                          Dated as of May 1, 1996
                                    to
                                 INDENTURE
                 Dated as of December 1, 1991, as amended
                   CREATING $5,000,000 PRINCIPAL AMOUNT
                      COLLATERALIZED BONDS, SERIES 7
NINTH SUPPLEMENTAL INDENTURE, dated as of May 1, 1996, between ZIEGLER COLLATERALIZED SECURITIES, INC., a Wisconsin corporation (together with its successors as provided in the Indenture referred to below, the "Issuer"), and M&I FIRST NATIONAL BANK, a national banking association with its principal office located in West Bend, Wisconsin (together with its successor as provided in the Indenture referred to below, the "Trustee"), as trustee under an Indenture dated as of December 1, 1991, as amended (the "Indenture").
                           PRELIMINARY STATEMENT
            Section 10.01 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Indenture to authorize a new Series of Bonds, and to specify certain terms of each such new Series of Bonds. The Board of Directors of the Issuer has duly authorized the execution and delivery of this Ninth Supplemental Indenture and the creation of a new Series of Bonds with an aggregate principal amount of $5,000,000 to be known as the Collateralized Bonds, Series 7 (the "Series 7 Bonds"), and the Issuer and the Trustee are executing and delivering this Ninth Supplemental Indenture in order to provide for, among other things, the Series 7 Bonds.
                                ARTICLE ONE
                            The Series 7 Bonds
                             GRANTING CLAUSES
            The Issuer hereby grants to the Trustee, in trust as provided in the Indenture, for the exclusive benefit of the Holders of the Series 7 Bonds, all of the Issuer's right, title and interest in and to (a) the Pooled Assets described in Schedule A to this Ninth Supplemental Indenture, which the Issuer is delivering to the Trustee herewith, (b) the Equipment leased and/or financed pursuant to the Pooled Assets described in Schedule A subject to any option of the respective Lessors/Debtors thereunder to purchase or prepay the principal on such Equipment, (c) the Principal and Interest Payment Account for the Series 7 Bonds, and (d) all proceeds, of every kind and nature whatsoever, including, without limitation, proceeds of proceeds, and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property, to secure the Series 7 Bonds equally and ratably without prejudice, priority or distinction between any Series 7 Bond and any other Series 7 Bond by reason of difference in time of issuance or otherwise, and to secure the payment of the principal of, and interest on, the Series 7 Bonds in accordance with their terms, all of the sums payable under the Indenture of this Ninth Supplemental Indenture with respect to the Series 7 Bonds and compliance with the provisions of the Indenture and this Ninth Supplemental Indenture with respect to the Series 7 Bonds, all as provided in the Indenture and this Ninth Supplemental Indenture.
Section 1.  Designation.
            The Series 7 Bonds shall be designated as Collateralized Bonds, Series 7.
Section 2.  Form of Series 7 Bonds.
            The Series 7 Bonds shall be in substantially the following form:
                          [FORM OF FACE OF BOND]
$                                                           No.
                  ZIEGLER COLLATERALIZED SECURITIES, INC.
                         % COLLATERALIZED BOND, SERIES 7

   Stated      First Interest     Interest Payable       Issue
  Maturity      Payment Date      On the 1st Day of      Date        CUSIP

            Ziegler Collateralized Securities, Inc., a corporation duly organized and existing under the laws of the State of Wisconsin (herein referred to as the "Issuer"), for value received, hereby promises to pay to or registered assigns, the principal sum of
                Dollars on or prior to the date set forth above (the "Stated Maturity") and to pay interest on the unpaid portion of said principal sum from the date hereof, through the day immediately preceding the date on which such principal sum becomes due and payable, on the 1st day of the months set forth above in each year, and to pay interest on any overdue principal and on overdue interest, at the rate per annum specified in the title of this Bond.
            The first such payment of interest will be made on the first interest payment date set forth above. Except as herein otherwise provided with respect to interest payable on the date the principal of this Bond becomes due and payable (whether at Stated Maturity, by redemption or otherwise), interest on this Bond shall be payable on each Semiannual Payment Date through the day immediately preceding each such Semiannual Payment Date. The interest so payable on any Semiannual Payment Date, and any redemption of Bonds that may be made on any Redemption Date, will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered on the Regular Record Date for such Semiannual Payment Date or Redemption Date, which shall be the close of business on the fifteenth day of the calendar month preceding that in which such Semiannual Payment Date or Redemption Date occurs (whether or not a Business Day). Any such redemption not made on the Redemption Date or interest not so punctually paid or duly provided for (excluding interest the payment of which is deferred pursuant to the proviso set forth in the first paragraph of this Bond) shall forthwith cease to be payable to the registered Holder on the Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered on a Special Record Date for the payment of such defaulted redemption proceeds and interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
            The principal of and interest on this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Issuer designated for such purpose in the United States of America; provided that interest may be paid, at the option of the Issuer, by check mailed to the Person entitled thereto at his address as it appears on the Bond Register.
            Reference is made to the further provisions of this Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.
            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
            IN WITNESS WHEREOF, ZIEGLER COLLATERALIZED SECURITIES, INC. has caused this instrument to be signed, manually or in facsimile, by its President or a Vice President and by its Secretary or an Assistant Secretary and a facsimile of its corporate seal to be imprinted hereon.
            Dated:  May 1, 1996
                                    ZIEGLER COLLATERALIZED
                                    SECURITIES, INC.
[SEAL]
                                    By
                                       Lynn R. Van Horn, President
Attest:

Janine R. Schmidt, Secretary
             [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]
This is one of the Series 7 Bonds referred to in the within-mentioned
Indenture.
                                    M&I FIRST NATIONAL BANK, Trustee
                                    Authorized Officer

                         [FORM OF REVERSE OF BOND]
                            COLLATERALIZED BOND
            This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Bonds (herein called the "Bonds"), issued and to be issued in one or more Series, and is part of the Series 7 Bonds designated on the face hereof (herein called the "Bonds of this Series 7"), all issued and to be issued under an Indenture dated as of December 1, 1991, as amended (herein called the "Indenture"), between the Issuer and M&I First National Bank (the "Trustee"), which term includes any successor Trustee under the Indenture, to which Indenture and all indentures supplemental thereto (including the indenture supplemental thereto which authorized the Bonds of this Series 7) reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
            As provided in the Indenture, the Bonds are issuable in Series which may vary as in the Indenture provided or permitted. All Bonds of each Series are equally and ratably secured to the extent provided by the supplemental indenture authorizing such Series. This Bond is one of the Bonds of Series 7 specified in its title.
            If no Event of Default as defined in the Indenture shall have occurred and be then continuing, the Issuer, at its option, may redeem the Outstanding Bonds of this Series 7 in whole or in part, and if in part, by lot in such manner as may be determined by the Trustee, on or after November 1, 1998 at a Redemption Price equal to 100% of the principal amount of the Bonds to be redeemed (plus interest accrued and unpaid on such Bonds to but not including the Redemption Date).
            The Bonds of this Series 7 are subject to Mandatory Redemption at any time in whole or in part, and if in part, by lot in such manner as may be determined by the Trustee at a Redemption Price equal to 100% of the principal amount of the Bonds to be redeemed (plus interest accrued and unpaid on such Bonds to but not including the Redemption Date) to the extent of any proceeds received by the Issuer as a result of the purchase of any Defaulted Pooled Asset by the Servicer therefor or the Guarantor as soon as practicable following the receipt of such proceeds by the Issuer.
            The Bonds of this Series 7 are subject to Mandatory Redemption in whole or in part, and if in part, by lot in such manner as may be determined by the Trustee at the Redemption Prices (expressed as percentages of the principal amount of the Bonds of this Series 7 to be redeemed) as set forth below (plus interest accrued and unpaid on such Bonds to, but not including, the Redemption Date) to the extent of any proceeds received by the Issuer as a result of the early termination of any Pooled Asset and the purchase of the related Equipment by the Lessee or Debtor thereunder as soon as practicable following the receipt of such proceeds by the Issuer.

                     Redemption Period             Redemption Price
                     Prior to May 31, 1998                101%
                     On or after May 31, 1998             100%

            If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Bonds, or of all the Bonds of any Series, may become or be declared due and payable in the manner and with the effect provided in the Indenture.
            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency of the Issuer in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Series and maturity, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
            Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal amount of Bonds at the time Outstanding (as defined in the Indenture), in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, and of Bonds at the time Outstanding of each Series to be affected in case one or more, but less than all, such Series are to be affected, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond.
            The term "Issuer" as used in this Bond includes any successor under the Indenture.
            The Bonds are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, as provided in the Indenture and subject to certain limitations therein set forth. The Bonds are exchangeable for a like aggregate principal amount of Bonds of the same Series and maturity of a different authorized denomination, as requested by the Holder surrendering same.
            No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
Section 3.  Aggregate Principal Amount.
            The aggregate principal amount of Series 7 Bonds that may be authenticated and delivered under the Indenture and this Ninth Supplemental Indenture is limited to $5,000,000 except for Bonds authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Series 7 Bonds pursuant to Sections 3.04, 3.05, 3.06, 10.06 or
12.04 of the Indenture.
Section 4.  Maturity and Interest Rates.
            The Series 7 Bonds shall mature and shall bear interest as follows:

              Stated Maturity       Amount         Interest Rate
             May 1, 1997           $910,000            6.00%
             November 1, 1997      $640,000            6.25%
             May 1, 1998           $635,000            6.25%
             November 1, 1998      $570,000            6.50%
             May 1, 1999           $570,000            6.50%
             November 1, 1999      $600,000            6.75%
             May 1, 2000           $600,000            7.00%
             November 1, 2000      $475,000            7.00%

Section 5.  Semiannual Payment Dates.
            With respect to the Series 7 Bonds, the term Semiannual Payment Dates shall mean May 1 and November 1.
Section 6.  Redemption of Series 7 Bonds.
            The Series 7 Bonds shall be subject to mandatory and optional redemption prior to maturity, to the extent specifically set forth in the form of Series 7 Bond set forth in this Ninth Supplemental Indenture.
Section 7.  Representations and Warranties.
            The Issuer hereby makes the following representations and warranties with respect to the Pooled Assets set forth on Schedule A hereto, in each case to the best of its knowledge:
            (a) The information set forth in the Schedule of Pooled Assets is true and correct in all material respects at the date or dates respecting which such information is furnished;
            (b) Each Pooled Asset by its terms permits the Lessor/Debtor to assign such Pooled Asset and its rights and interests thereunder without the consent of the Lessee/Debtor thereunder;
            (c) As of the date of execution and delivery of this Supplemental Indenture, each Pooled Asset is in full force and effect and the Issuer has granted to the Trustee as security for the Bonds a security interest in the Issuer's right, title and interest in and to such Pooled Asset and the related Equipment which security interest has been perfected by filing pursuant to the Uniform Commercial Code of Wisconsin and with respect to each item of the Equipment, a filing pursuant to the Uniform Commercial Code of the jurisdiction where such item of Equipment is located and where the principal place of business of the Lessee/Debtor under the related Pooled Asset is located, provided that in general no fixture filings have been made with respect to the Equipment;
            (d) The Issuer acquired the Pooled Assets in good faith, without notice of any adverse claim;
            (e) As of the date of execution and delivery of this Supplemental Indenture, the Issuer is the sole legal owner of each Pooled Asset free and clear of all liens, security interests and other encumbrances (except for a security interest which secures the Series 7 Bonds or indebtedness of the Issuer which is subordinate to the prior payment of principal and interest on the Series 7 Bonds and which is subordinate to the security interest securing the Series 7 Bonds (a "Subordinate Security Interest"))
      and the Issuer or the Lessee or Debtor under such Pooled Asset is the sole owner of the related Equipment, and immediately upon the transfer and assignment herein contemplated (and assuming that the Trustee complies with its obligations under the Indenture and this Supplemental Indenture and has not in its individual
      capacity taken any action to grant any interest in any Pooled
      Asset to any other Person), except for a Subordinate Security
      Interest, the Trustee shall have good title to, and will be the sole legal owner of, each Pooled Asset free and clear of all liens, security interests and other encumbrances and will have a valid perfected security interest in the Issuer's right, title and interest to the related Equipment;
            (f) As of the date of execution and delivery of this Supplemental Indenture, the terms of each Pooled Asset have not been waived, altered or modified in any material respect, except by written instruments included in the Pooled Asset File;
            (g) As of the date of execution and delivery of this Supplemental Indenture, insurance policies are in effect which provide coverage against loss of or damage to each item of
      Equipment in an amount at least equal to the full insurable value thereof; and
            (h)   The aggregate scheduled rental payments under the
      Pooled Assets securing Series 7 Bonds during the six-month periods ending on each Supplemental Payment Date for Bonds of such Series to and including the final Stated Maturity of the
      Series 7 Bonds after deducting all Servicer's fees and Trustee's fees respecting such Pooled Assets and Series 7 Bonds accruing during such period equal or exceed the principal of and interest on the Series 7 Bonds which are due and payable on such
      Semiannual Payment Date.
It is understood and agreed that the representations and warranties set forth in this Supplemental Indenture (with respect to representations and warranties which are as of a particular date, in each case as of such date) shall survive delivery of the respective Pooled Asset Files to the Trustee and shall continue throughout the terms of the Indenture and this Supplemental Indenture.
Section 8. Ratio of Net Investment in Pooled Assets to Outstanding Principal Amount of Series 7 Bonds.
            The Issuer covenants and agrees that so long as any Series 7 Bonds are Outstanding, the Issuer's aggregate net investment (determined in accordance with generally accepted accounting principles) in the Pooled Assets securing the Series 7 Bonds together with any cash held by the Trustee as collateral for the Series 7 Bonds (excluding cash held in an amount equal to the then accrued but unpaid interest on the Series 7 Bonds) shall at all times be in an amount not less than 115% of the aggregate principal amount of the Series 7 Bonds then Outstanding.
                                ARTICLE TWO
                               Miscellaneous
Section 1.  Terms Defined in the Indenture.
            All terms used in this Ninth Supplemental Indenture which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined in this Ninth Indenture or the context clearly requires otherwise.
Section 2.  Ratification of Indenture.
            As supplemented and amended by this Ninth Supplemental Indenture, the Indenture as previously amended is in all respects ratified and confirmed and the Indenture as previously amended and as so supplemented by this Ninth Supplemental Indenture shall be read, taken and construed as one and the same instrument.
Section 3.  Counterparts.
            This Ninth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
            IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Ninth Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals duly attested to be hereunto affixed all as of the day and year first above written.
                                    ZIEGLER COLLATERALIZED
                                    SECURITIES, INC.
[SEAL]
                                    By /s/ Lynn R. Van Horn
                                       Lynn R. Van Horn, President
Attest:
/s/ Janine R. Schmidt
Janine R. Schmidt, Secretary
                                    M&I FIRST NATIONAL BANK
                                    West Bend, Wisconsin,
                                    as Trustee
[SEAL]
                                    By /s/ R. T. Stephenson
                                    Title Executive Vice President
Attest:
/s/ M. F. Hron
Title Vice President
        Acknowledgement of Ziegler Collateralized Securities, Inc.
STATE OF WISCONSIN                  )
                                    ) SS.
COUNTY OF WASHINGTON                )
            On this 29th day of May, 1996, before me, a Notary Public in and for said county, the undersigned officer, personally appeared L. R. Van Horn and J. R. Schmidt, severally acknowledged themselves to be the President and Secretary, respectively, of ZIEGLER COLLATERALIZED SECURITIES, INC., a Wisconsin corporation, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such President and Secretary, respectively.
            IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
                                    /s/ Bonnie Zanow
                                    Notary Public
                                    Washington County, Wisconsin
[NOTARIAL SEAL]                     My Commission expires: 4/27/97
                Acknowledgement of M&I First National Bank
STATE OF WISCONSIN                  )
                                    ) SS.
COUNTY OF WASHINGTON                )
            On this 29th day of May, 1996, before me, a Notary Public in and for said county, appeared R. T. Stephenson and M. F. Hron of M&I FIRST NATIONAL BANK, West Bend, Wisconsin, Trustee, to me personally known, who being by me duly sworn, did say that they are the Executive Vice President and Vice President, respectively, of M&I FIRST NATIONAL BANK, West Bend, Wisconsin, and that the seal affixed to said instrument is the corporate seal of the said Association and that said instrument was signed and sealed on behalf of the said Association by authority of its Board of Directors, and that the said R. T. Stephenson and M. F. Hron acknowledged said instrument to be the free act and deed of said Association.
            IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
                                    /s/ Roseann Zautcke
                                    Notary Public
                                    Washington County, Wisconsin
[NOTARIAL SEAL]                     My Commission expires:9/1/96